Exhibit 10.3
AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
(Allis-Chalmers Energy Inc.)
     THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Security Agreement”) is executed as of April 26, 2007, by ALLIS-CHALMERS ENERGY INC., a Delaware corporation (“Debtor”), whose address is 5075 Westheimer, Suite 890, Houston, Texas 77056, for the benefit of ROYAL BANK OF CANADA (in its capacity as “Administrative Agent” and “Collateral Agent” for the Lenders (hereafter defined)), as “Secured Party,” whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     WHEREAS, pursuant to that certain Credit Agreement, dated as of July 11, 2005 (as amended, supplemented and restated, the “Original Credit Agreement”), among Debtor, as Borrower, the various financial institutions that are, or may from time to time become, parties thereto (individually a "Lender” and collectively the “Lenders”) and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”), and collateral agent (in such capacity, the “Collateral Agent”), the Lenders agreed to make Loans for the account of the Debtor;
     WHEREAS, the Original Credit Agreement was amended and restated in its entirety by an Amended and Restated Credit Agreement dated January 18, 2006 among Debtor, as Borrower, Royal Bank of Canada, individually and as Administrative Agent and Collateral Agent, and the Lenders party thereto (as amended, supplemented and restated, the “Amended and Restated Credit Agreement”);
     WHEREAS, the Amended and Restated Credit Agreement was amended and restated in its entirety by a Second Amended and Restated Credit Agreement of even date herewith among Debtor, as Borrower, Royal Bank of Canada, individually and as Administrative Agent and Collateral Agent, and the Lenders party thereto, providing for an aggregate credit facility of $62,000,000 (as the same may hereafter be amended, supplemented and restated, the “Credit Agreement”);
     WHEREAS, the Debtor has duly authorized the execution, delivery and performance of this Security Agreement;
     WHEREAS, this Security Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery of this Security Agreement is a condition precedent to the Lenders’ obligations to extend credit under the Loan Documents.
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
     1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the
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Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligations are paid and performed in full.
     2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the Credit Agreement or in the UCC is used in this Security Agreement with the same meaning; provided that, if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the definition in the Credit Agreement shall control to the extent legally allowable; and if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:
     Collateral has the meaning set forth in Paragraph 4 hereof.
     Collateral Note Security has the meaning set forth in Paragraph 4 hereof.
     Collateral Notes has the meaning set forth in Paragraph 4 hereof.
     Control Agreement means, with respect to any Collateral consisting of investment property, Deposit Accounts, electronic chattel paper, and letter-of-credit rights, an agreement evidencing that Secured Party has “control” (as defined in the UCC) of such Collateral.
     Copyrights has the meaning set forth in Paragraph 4 hereof.
     Credit Agreement has the meaning set forth in the first recital.
     Deposit Accounts has the meaning set forth in Paragraph 4 hereof.
     Intellectual Property has the meaning set forth in Paragraph 4 hereof.
     Lender means, individually, or Lenders means, collectively, on any date of determination, the Administrative Agent and Lenders, and their permitted successors and assigns.
     Material Agreements has the meaning set forth in Paragraph 4 hereof.
     Obligations means, collectively, (a) the Obligations as such term is defined in the Credit Agreement, and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Security Agreement; it being the intention and contemplation of Debtor and Secured Party that future advances will be made by one or more Lenders to the Debtor for a variety of purposes.
     Obligor means any Person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.
     Partnerships/Limited Liability Companies shall mean (a) those partnerships and limited liability companies listed on Annex B-1 attached hereto and incorporated herein by reference, as such partnerships or limited liability companies exist or may hereinafter be restated, amended, or restructured; (b) any partnership, joint venture, or limited liability company in which Debtor shall, at any time, become a limited or general partner, venturer, or member; or (c) any
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partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of the Partnerships/Limited Liability Companies.
     Partnership/Limited Liability Company Agreements shall mean (a) those agreements listed on Annex B-1 attached hereto and incorporated herein by reference (together with any modifications, amendments, or restatements thereof); and (b) partnership agreements, joint venture agreements, or organizational agreements for any of the partnerships, joint ventures, or limited liability companies described in clause (b) of the definition of “Partnerships/Limited Liability Companies” above (together with any modifications, amendments or restatements thereof), and “Partnership/Limited Liability Company Agreement” means any one of the Partnership/Limited Liability Company Agreements.
     Partnership/Limited Liability Company Interests shall mean all of Debtor’s Rights, title and interest now or hereafter accruing under the Partnership/Limited Liability Company Agreements with respect to all distributions, allocations, proceeds, fees, preferences, payments, or other benefits, which Debtor now is or may hereafter become entitled to receive with respect to such interests in the Partnerships/Limited Liability Companies and with respect to the repayment of all loans now or hereafter made by Debtor to the Partnerships/Limited Liability Companies.
     Patents has the meaning set forth in Paragraph 4 hereof.
     Pledged Securities means, collectively, the Pledged Shares and any other Collateral constituting securities.
     Pledged Shares has the meaning set forth in Paragraph 4 hereof.
     Rights means rights, remedies, powers, privileges and benefits.
     Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.
     Trademarks has the meaning set forth in Paragraph 4 hereof.
     UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question.
     3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligations when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor’s Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, license, law or regulation, then the Security Interest created hereby nonetheless remains
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effective to the extent allowed by the UCC or other applicable Law, but is otherwise limited by that prohibition.
     4. COLLATERAL. As used herein, the term “Collateral” means the following items and types of property, wherever located, now owned or in the future existing or acquired by Debtor, and all proceeds and products thereof, and any substitutes or replacements therefor:
     (a) All personal property and fixture property of every kind and nature including, without limitation, all accounts, chattel paper (whether tangible or electronic), goods (including inventory, equipment, and any accessions thereto), software, instruments, investment property, documents, deposit accounts, money, commercial tort claims, letters of credit or letter-of-credit rights, supporting obligations, Tax refunds, and general intangibles (including payment intangibles);
     (b) All Rights, titles, and interests of Debtor in and to all outstanding stock, equity, or other investment securities owned by Debtor, including, without limitation, all capital stock of each Subsidiary of the Debtor set forth on Annex B-1 (“Pledged Shares”); provided, with respect to outstanding stock, equity, or other investment securities directly owned by Debtor in any Foreign Subsidiary, the Collateral shall be limited to 65% of the issued and outstanding common stock or other equity interests of each Foreign Subsidiary;
     (c) All Rights, titles, and interests of Debtor in and to all promissory notes and other instruments payable to Debtor, including, without limitation, all inter-company notes from Subsidiaries and those set forth on Annex B-1 (“Collateral Notes”) and all Rights, titles, interests, and Liens Debtor may have, be, or become entitled to under all present and future loan agreements, security agreements, pledge agreements, deeds of trust, mortgages, guarantees, or other documents assuring or securing payment of or otherwise evidencing the Collateral Notes, including, without limitation, those set forth on Annex B-1 (“Collateral Note Security”);
     (d) The Partnership/Limited Liability Company Interests and all Rights of Debtor with respect thereto, including, without limitation, all Partnership/Limited Liability Company Interests set forth on Annex B-1 and all of Debtor’s distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts, and documents relating to the Partnership/Limited Liability Company Interests;
     (e) (i) All copyrights (whether statutory or common law, registered or unregistered), works protectable by copyright, copyright registrations, copyright licenses, and copyright applications of Debtor, including, without limitation, all of Debtor’s Right, title, and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights set forth on Annex B-2; (ii) all renewals, extensions, and modifications thereof, (iii) all income, licenses, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (iv) the Right to sue for past, present, or future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor (“Copyrights”);
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     (f) (i) All patents, patent applications, patent licenses, and patentable inventions of Debtor, including, without limitation, registrations, recordings, and applications thereof in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those set forth on Annex B-2, and all of the inventions and improvements described and claimed therein; (ii) all continuations, divisions, renewals, extensions, modifications, substitutions, reexaminations, continuations-in-part, or reissues of any of the foregoing; (iii) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Debtor (“Patents”);
     (g) (i) All trademarks, trademark licenses, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other business identifiers, all registrations, recordings, and applications thereof, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those set forth on Annex B-2; (ii) all reissues, extensions, and renewals thereof; (iii) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; (v) all rights corresponding to any of the foregoing throughout the world; and (vi) all goodwill associated with and symbolized by any of the foregoing, in each case, whether now owned or hereafter acquired by Debtor (“Trademarks”, and collectively with the Copyrights and the Patents, the “Intellectual Property”);
     (h) (i) All of Debtor’s Rights, titles, and interests in, to, and under those contracts pursuant to which a default in or breach of the performance or observance of any provision could result in a Material Adverse Effect (the “Material Agreements”), including, without limitation, all Rights of Debtor to receive moneys due and to become due under or pursuant to the Material Agreements, (ii) all rights of Debtor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Material Agreements, (iii) all claims of Debtor for damages arising out of or for breach of or default under the Material Agreements, and (iv) all rights of Debtor to compel performance and otherwise exercise all rights and remedies under the Material Agreements;
     (i) All present and future automobiles, trucks, truck tractors, trailers, semi-trailers, or other motor vehicles or rolling stock, now owned or hereafter acquired by such Debtor (collectively, the “Vehicles”);
     (j) Any and all material deposit accounts, bank accounts, investment accounts, or securities accounts, now owned or hereafter acquired or opened by Debtor, including, without limitation, any such accounts maintained by Debtor with Wells Fargo Bank, N.A. set forth on Annex B-1, and any account which is a replacement or substitute for any of such accounts, together with all monies, instruments, certificates, checks, drafts, wire transfer receipts, and other property deposited therein and all balances therein (the “Deposit Accounts”);
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     (k) All permits, licenses and other authorizations (“Authorizations”) issued by any governmental authority, to the extent and only to the extent that the grant of a security interest in any such Authorization does not result in the forfeiture of, or default under, any such Authorization;
     (l) All present and future distributions, income, increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral described above;
     (m) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise; and
     (n) All present and future security for the payment to Debtor or any Subsidiary of any of the Collateral described above and goods which gave or will give rise to any such Collateral or are evidenced, identified, or represented therein or thereby.
The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement.
     5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:
     (a) Credit Agreement. Certain representations and warranties in the Credit Agreement are applicable to the Debtor or its assets or operations, and each such representation and warranty is true and correct,
     (b) Binding Obligation/Perfection. This Security Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements pursuant to Article 9 of the UCC, once those Financing Statements have been properly filed in the jurisdictions described on Annex A hereto, the Security Interest in that Collateral will be fully perfected and the Security Interest will constitute a first-priority Lien on such Collateral, subject only to Permitted Liens. With respect to Collateral consisting of investment property (other than Pledged Securities covered by Paragraph 5(j)), Deposit Accounts (limited to those maintained by Debtor with Wells Fargo Bank, N.A. described on
Annex B-1), electronic chattel paper, letter-of-credit rights, and instruments, upon the delivery of such Collateral to Secured Party or delivery of an executed Control Agreement with respect to such Collateral, the Security Interest in that Collateral will be fully perfected and the Security Interest will constitute a first-priority Lien on such Collateral, subject only to Permitted Liens. None of the Collateral has been delivered nor control with respect thereto given to any Person other than the Administrative Agent. Other than the Financing Statements and Control Agreements with respect to this Security Agreement, there are no other financing statements or
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control agreements covering any Collateral, other than those evidencing Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.
     (c) Debtor Information. Debtor’s exact legal name, mailing address, jurisdiction of organization, type of entity, and state issued organizational identification number are as set forth on Annex A hereto.
     (d) Location. Debtor’s place of business and chief executive office is where Debtor is entitled to receive notices hereunder; the present and foreseeable location of debtor’s books and records concerning any of the Collateral that is accounts is as set forth on Annex A hereto, and the location of all other Collateral, including, without limitation, Debtor’s inventory and equipment is as set forth on Annex A hereto; and, except as noted on Annex A hereto, all such books, records, and Collateral are in Debtor’s possession.
     (e) Governmental Authority. Other than the filing of Financing Statements contemplated hereby and appropriate filings to perfect the Security Interest in the Intellectual Property, no Authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other Rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the disposition of the Pledged Securities by Laws affecting the offering and sale of securities generally).
     (f) Maintenance of Collateral. All tangible Collateral which is useful in and necessary to Debtor’s business is in good repair and condition, ordinary wear and tear excepted, and none thereof is a fixture except as specifically referred to herein in Paragraph 5(d) hereof.
     (g) Liens. Debtor owns, leases or has valid rights to use all presently existing Collateral, and will acquire or lease all hereafter-acquired Collateral, free and clear of all Liens, except Permitted Liens.
     (h) Collateral. Annex B-1 accurately lists all Collateral Notes, Collateral Note Security, Pledged Shares, Partnership/Limited Liability Company Interests, commercial tort claims, and Deposit Accounts (but in the case of Deposit Accounts, only those maintained by Debtor with Wells Fargo Bank, N.A), and Annex E accurately lists all Material Agreements in which Debtor has any Rights, titles, or interest (but such failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).
     (i) Instruments, Chattel Paper, Collateral Notes, and Collateral Note Security. All instruments and chattel paper, including, without limitation, the Collateral Notes, have been delivered to Secured Party, together with corresponding endorsements duly executed by Debtor in favor of Secured Party, and such endorsements have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms. Each Collateral Note and the documents evidencing the Collateral Note Security are in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof
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about which the Secured Party has not been advised in writing; and no “default” or “event of default” has occurred and is continuing under any such Collateral Note or documents evidencing the Collateral Note Security. Debtor has good title to the Collateral Notes and Collateral Note Security, and such Collateral Notes and Collateral Note Security are free from any claim for credit, deduction, or allowance of an Obligor and free from any defense, condition, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.
     (j) Pledged Securities, Pledged Shares. All Collateral that is Pledged Shares is duly authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed hereunder and by applicable securities and corporate Laws. The Pledged Securities securing the Obligations as defined in the Credit Agreement include 100% of the issued and outstanding common stock or other equity interests of each Domestic Subsidiary of the Debtor (and in the case of Foreign Subsidiaries directly owned by Debtor, constitute 65% of the issued and outstanding common stock or other equity interests of each Foreign Subsidiary). Debtor has good title to the Pledged Securities, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby), and has delivered to Secured Party (i) all stock certificates, or other instruments or documents representing or evidencing the Pledged Securities (or in the case of Pledged Securities consisting of stock of Foreign Subsidiaries directly owned by Debtor, certificates or other instruments or documents representing or evidencing 65% of such stock), together with corresponding assignment or transfer powers duly executed in blank by Debtor, and such powers have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms or (ii) to the extent such Pledged Securities are uncertificated, an executed Acknowledgment of Pledge with respect to such Pledged Securities. The pledge of the Pledged Securities in accordance with the terms hereof creates a valid and perfected first priority security interest in the Pledged Securities securing payment of the Obligations.
     (k) Partnership/Limited Liability Company Interests. Each Partnership/Limited Liability Company issuing a Partnership/Limited Liability Company Interest, is duly organized, currently existing, and in good standing under all applicable Laws; there have been no amendments, modifications, or supplements to any agreement or certificate creating any Partnership/Limited Liability Company or any material contract relating to the Partnerships/Limited Liability Companies, of which Secured Party has not been advised in writing; no event of default, default, breach, or potential default has occurred and is continuing under any Partnership/Limited Liability Company Agreement; and no approval or consent of the partners of any Partnership/Limited Liability Company is required as a condition to the validity and enforceability of the Security Interest created hereby or the consummation of the transactions contemplated hereby which has not been duly obtained by Debtor. Debtor has good title to the Partnership/Limited Liability Company Interests free and clear of all Liens and encumbrances (except for the Security Interest granted hereby). The Partnership/Limited Liability Company Interests are validly issued, fully paid, and nonassessable and are not subject to statutory, contractual, or other restrictions governing their transfer, ownership, or control, except as set forth in the applicable Partnership/Limited Liability Company Agreements or applicable securities Laws. All capital contributions required to be made by the terms of the Partnership/Limited Liability Company Agreements for each Partnership/Limited Liability Company have been made. No limited liability company interests are evidenced by certificates.
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     (1) Accounts. All Collateral that is accounts, contract rights, chattel paper, instruments, payment intangibles, or general intangibles is free from any claim for credit, deduction, or allowance of an Obligor, from any defense, condition, dispute, setoff, or counterclaim (collectively “Deductions”), and there is no extension or indulgence with respect thereto, except to the extent such Deductions, extensions and indulgences could not reasonably be expected to have a Material Adverse Effect.
     (m) Material Agreements. Each Material Agreement is in full force and effect; there have been no amendments, modifications, or supplements to any Material Agreement of which Secured Party has not been advised in writing; and no event of default, default, breach, or potential default by Debtor or, to Debtor’s knowledge, by any other party thereto has occurred and is continuing under any Material Agreement, except as disclosed on Annex E hereto.
     (n) Deposit Accounts. With respect to the Deposit Accounts maintained by Debtor with Wells Fargo Bank, N.A. described on
Annex B-1, (i) Debtor maintains each Deposit Account with such bank, (ii) upon request by the Administrative Agent, Debtor shall use its best efforts to, within thirty (30) days of such request, cause each such bank to acknowledge to Secured Party that each such Deposit Account is subject to the Security Interest and Liens herein created, that the pledge of such Deposit Account has been recorded in the books and records of such bank, and that Secured Party shall have “control” (as defined in the UCC) over such Deposit Account, and (iii) Debtor has the legal Right to pledge and assign to Secured Party the funds deposited and to be deposited in each such Deposit Account.
     (o) Intellectual Property.
     (i) All of the Intellectual Property is subsisting, valid, and enforceable. The information contained on Annex B-2 hereto is true, correct and complete. All issued Patents, Patent applications, registered Trademarks, Trademark applications, registered Copyrights, and Copyright applications of Debtor are identified on Annex B-2 hereto.
     (ii) Debtor is the sole and exclusive owner of the entire and unencumbered Right, title, and interest in and to the Intellectual Property (other than off-the-shelf software) free and clear of any Liens, including, without limitation, any pledges, assignments, licenses, user agreements, and covenants by Debtor not to sue third Persons, other than Permitted Liens or licenses permitted by Paragraph 8(c).
     (iii) To Debtor’s knowledge, no third party is infringing any of Debtor’s Rights under the Intellectual Property.
     (iv) Debtor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and Taxes to maintain each material item of the Intellectual Property in full force and effect throughout the world, as applicable.
     (v) Each of the Patents and Trademarks identified on Annex B-2 hereto, to the extent required in Debtor’s reasonable business judgment, has been properly registered with the United States Patent and Trademark Office and in corresponding offices throughout the world (where appropriate) and each of the Copyrights identified on
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Annex B-2 hereto has been properly registered with the United States Copyright Office and in corresponding offices throughout the world (where appropriate).
     (vi) To Debtor’s knowledge, no claims with respect to the Intellectual Property have been asserted and are pending (i) to the effect that the sale, licensing, pledge, or use of any of the products of Debtor’s business infringes any other party’s valid copyright, trademark, service mark, trade secret, or other intellectual property Right, (ii) against the use by Debtor of any Intellectual Property used in the Debtor’s business as currently conducted, or (iii) challenging the ownership or use by Debtor of any of the Intellectual Property that Debtor purports to own or use, nor, to Debtor’s knowledge, is there a valid basis for such a claim described in this Paragraph 5(o)(vi).
The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor. The failure of any of these representations or warranties or any description of Collateral therein to be accurate or complete shall not impair the Security Interest in any such Collateral.
     6. COVENANTS. So long as any Lenders are committed to make Credit Extensions under the Credit Agreement, and until the Obligations are paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:
     (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed.
     (b) Information/Record of Collateral. Maintain, at the place where Debtor is entitled to receive notices under the Loan Documents, a current record of where all Collateral is located, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral. In addition, from time to time at the request of Secured Party deliver to Secured Party such information regarding Debtor as Secured Party may reasonably request.
     (c) Annexes. Together with the delivery of compliance certificates pursuant to Section 6.02(a) of the Credit Agreement, update all annexes hereto if any information therein shall become inaccurate or incomplete. Notwithstanding any other provision herein, Debtor’s failure to describe any Collateral required to be listed on any annex hereto shall not impair Secured Party’s Security Interest in the Collateral.
     (d) Perform Obligations. Fully perform all of Debtor’s duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party. Furthermore, notwithstanding anything to the contrary contained herein, (i) Debtor shall remain liable under the contracts, agreements, documents, and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this
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Security Agreement had not been executed, (ii) the exercise by Secured Party of any of its Rights or remedies hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, documents, and instruments included in the Collateral, and (iii) Secured Party shall not have any indebtedness, liability, or obligation under any of the contracts, agreements, documents, and instruments included in the Collateral by reason of this Security Agreement, and Secured Party shall not be obligated to perform any of the obligations or duties of debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     (e) Notices. (i) Except as may be otherwise expressly permitted under the terms of the Credit Agreement, promptly notify Secured Party of (A) any material change in the nature of the Collateral, (B) any material damage to or loss of Collateral, and (C) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could reasonably be expected to have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Secured Party thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name, identity, or corporate structure, (C) relocation of the place where its books and records concerning its accounts are kept, (D) relocation of any Collateral (other than delivery of inventory in the ordinary course of business to third party contractors for processing and sales of inventory in the ordinary course of business or as permitted by the Credit Agreement) to a location not described on the attached Annex A, (E) relocation of any Collateral outside the continental United States for any reason or for any period of time, and (F) change of its jurisdiction of organization or organizational identification number, as applicable. Prior to making any of the changes contemplated in clause (ii) preceding, Debtor shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.
     (f) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, Collateral Notes, Pledged Securities, or documents at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any chattel paper, instruments, Collateral Notes, Pledged Securities, or documents so retained shall be marked to state that they are assigned to Secured Party; each such instrument shall be endorsed to the order of Secured Party (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).
     (g) Control. Execute all documents and take any action required by Secured Party in order for Secured Party to obtain “control” (as defined in the UCC) with respect to Collateral consisting of Deposit Accounts, investment property, uncertificated Pledged Securities, and letter-of-credit rights. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, promptly notify Secured Party thereof and, at the request of Secured Party, take such action as Secured Party may reasonably request to vest in Secured Party control under the UCC of such electronic chattel paper or control under the federal Electronic Signatures
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in Global and National Commerce Act or, as the case may be, the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.
     (h) Further Assurances. At Debtor’s expense and Secured Party’s request, before or after a Default or Event of Default: (1) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party’s Rights hereunder including, without limitation, the Right to sell all the Collateral upon an Event of Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party’s remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Security Agreement; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.
     (i) Encumbrances. Not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral, other than Permitted Liens, and shall defend Debtor’s Rights in the Collateral and Secured Party’s Security Interest in the Collateral against the claims and demands of all Persons except those holding or claiming Permitted Liens. Debtor shall do nothing to impair the Rights of Secured Party in the Collateral.
     (j) Intentionally Deleted.
     (k) Intentionally Deleted.
     (1) Certificates of Title. Upon the request of Secured Party, if certificates of title are issued or outstanding with respect to any of the Vehicles or other Collateral, cause the Security Interest to be properly noted thereon.
     (m) Warehouse Receipts Non-Negotiable. If any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, agree that such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7-104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Secured Party.
     (n) Impairment of Collateral. Not use any of the Collateral, or permit the same to be used, for any unlawful purpose, in any manner that is reasonably likely to adversely impair the value or usefulness of the Collateral, or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon nor affix or install any accessories, equipment, or device on the Collateral or on any component thereof if such addition will impair the original intended function or use of the Collateral or such component.
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     (o) Collateral Notes and Collateral Note Security. Without the prior written consent of Secured Party not (i) modify or substitute, or permit the modification or substitution of, any Collateral Note or any document evidencing the Collateral Note Security or (ii) release any Collateral Note Security unless paid in full or otherwise specifically required by the terms thereof.
     (p) Securities. Except as permitted by the Credit Agreement, not sell, exchange, or otherwise dispose of, or grant any option, warrant, or other Right with respect to, any of the Pledged Securities; to the extent any issuer of any Pledged Securities is controlled by Debtor and/or its Affiliates, not permit such issuer to issue any additional             shares of stock or other securities in addition to or in substitution for the Pledged Securities, except issuances to Debtor on terms acceptable to Secured Party; pledge hereunder, immediately upon Debtor’s acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Domestic Subsidiary of Debtor; and take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Pledged Securities including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.
     (q) Partnerships/Limited Liability Companies and Partnership/Limited Liability Company Interests. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the contracts and agreements creating or relating to any Partnership/Limited Liability Company; (ii) do or cause to be done all things necessary or appropriate to keep the Partnerships/Limited Liability Companies in full force and effect and the Rights of Debtor and Secured Party thereunder unimpaired; (iii) except as expressly permitted by the Credit Agreement, not consent to any Partnership/Limited Liability Company selling, leasing, or disposing of substantially all of its assets in a single transaction or a series of transactions; (iv) notify Secured Party of the occurrence of any event of default, default, breach, or potential default under any contract or agreement creating or relating to the Partnerships/Limited Liability Companies; (v) except as expressly permitted by the Credit Agreement, not consent to the amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Partnership/Limited Liability Company, or material agreement relating thereto if the effect thereof would materially and adversely affect the value of the Collateral or the Secured Party’s security interest in the Collateral; (vi) except as permitted by the Credit Agreement, not transfer, sell, or assign any of the Partnership/Limited Liability Company Interests or any part thereof; (vii) to the extent any Partnership/Limited Liability Company is controlled by Debtor and/or its Affiliates, cause such Partnership/Limited Liability Company to refrain from granting any Partnership/Limited Liability Company Interests in addition to or in substitution for the Partnership/Limited Liability Company Interests granted by the Partnerships/Limited Liability Companies, except to Debtor; (viii) pledge hereunder, immediately upon Debtor’s acquisition (directly or indirectly) thereof, any and all additional Partnership/Limited Liability Company Interests of any Domestic Partnership/Limited Liability Company granted to Debtor; and any and all additional shares of stock or other securities of each; (ix) deliver to Secured Party a fully-executed Acknowledgment of Pledge, substantially in the form of Annex D, for each Partnership/Limited Liability Company Interest; and (x) take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Partnership/Limited Liability Company Interests including, without
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limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.
     (r) Material Agreements. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the Material Agreements, except to the extent non-compliance could not reasonably be expected to have a Material Adverse Effect; (ii) do or cause to be done all things necessary or appropriate to keep the Material Agreements in full force and effect and the Rights of Debtor and Secured Party thereunder unimpaired, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (iii) notify Secured Party of the occurrence of any default, breach or event of default under any Material Agreement; and (iv) without the prior written consent of Secured Party, not consent to the amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Material Agreement, other than (A) cancellation or termination in accordance with the terms thereof, and (B) any amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination that could not reasonably be expected to have a Material Adverse Effect.
     (s) Depository Bank. With respect to any Deposit Account maintained by Debtor with Wells Fargo Bank, N.A. described on Annex B-1): (i) maintain such Deposit Account at such bank (the “depository bank”) described on Annex B-1; (ii) upon request of the Secured Party, deliver to the depository bank a letter in the form of Annex C hereto with respect to Secured Party’s Rights in such Deposit Account and use commercially reasonable efforts to (provided however, that if a Default or Event of Default has occurred and is continuing, Debtor shall) obtain the execution of such letter by such depository bank that the pledge of such Deposit Account has been recorded in the books and records of such bank and that Secured Party shall have dominion and control over such Deposit Account; (iii) upon request of the Secured Party, deliver to Secured Party all certificates or instruments, if any, now or hereafter representing or evidencing such Deposit Account, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Secured Party.
     (t) Marking of Chattel Paper. At the request of Secured Party, not create any chattel paper without placing a legend on the chattel paper acceptable to Secured Party indicating that Secured Party has a security interest in the chattel paper.
     (u) Modification of Accounts. In accordance with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its accounts, as and when due, any and all amounts owing under such accounts. Except in the ordinary course of business consistent with prudent business practices and industry standards, without the prior written consent of Secured Party, Debtor shall not (i) grant any extension of time for any payment with respect to any of its accounts if the effect of such extension would be to materially and adversely affect the aggregate value of all accounts or materially and adversely affect the Debtor’s cash flow, (ii) compromise, compound, or settle any of the accounts for less than the full amount thereof if the effect thereof would be to materially and adversely affect the aggregate value of all accounts, (iii) release, in whole or in part, any Person liable for payment of any of the accounts if the effect thereof would be to materially and adversely affect the aggregate value of all accounts, (iv) allow any credit or discount for payment with respect to any account other than trade discounts granted in the ordinary course of business if the effect thereof would be to
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materially and adversely affect the aggregate value of all accounts, (v) release any Lien or guaranty securing any account if the effect thereof would be to materially and adversely affect the aggregate value of all accounts, or (vi) modify or substitute, or permit the modification or substitution of, any contract to which any of the Collateral which is accounts relates if the effect thereof would be to materially and adversely affect the aggregate value of all accounts.
     (v) Intellectual Property.
     (i) Prosecute diligently all applications in respect of Intellectual Property, now or hereafter pending;
     (ii) Except to the extent not required in Debtor’s reasonable business judgment, make federal applications on all of its unpatented but patentable inventions and all of its registrable but unregistered Copyrights and Trademarks;
     (iii) Preserve and maintain all of its material Rights in the Intellectual Property and protect the Intellectual Property from infringement, unfair competition, cancellation, or dilution by all appropriate action necessary in Debtor’s reasonable business judgment including, without limitation, the commencement and prosecution of legal proceedings to recover damages for infringement and to defend and preserve its rights in the Intellectual Property;
     (iv) Not abandon any of the Intellectual Property necessary to the conduct of its business in the exercise of Debtor’s reasonable business judgment;
     (v) (A) Not sell or assign any of its interest in any of the Intellectual Property other than in the ordinary course of business for full and fair consideration without the prior written consent of Secured Party; (B) not grant any license or sublicense with respect to any of the Intellectual Property other than as permitted by Paragraph 8(c) hereof without the prior written consent of Secured Party; and (C) maintain the quality of any and all products and services with respect to which the Intellectual Property is used;
     (vi) Not enter into any agreement including, but not limited to any licensing agreement, that is or may be inconsistent with Debtor’s obligations under this Security Agreement or any of the other Loan Documents;
     (vii) Give Secured Party prompt written notice if Debtor shall obtain Rights to or become entitled to the benefit of any Intellectual Property not identified on Annex B-2 hereto; and
     (viii) If a Default or Event of Default exists, use its reasonable efforts to obtain any consents, waivers, or agreements necessary to enable Secured Party to exercise its rights and remedies with respect to the Intellectual Property.
     7. DEFAULT; REMEDIES. If an Event of Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC and other applicable law, in addition to any and all other
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Rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) to the extent permitted by Debtor’s insurance carrier, surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Obligations any cash held by Secured Party under this Security Agreement, including, without limitation, any cash in the Cash Collateral Account (defined in Section 8(h)).
     (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.
     (b) Condition of Collateral; Warranties. Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral.
     (c) Compliance with Other Laws. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
     (d) Sales of Pledged Securities.
     (i) Debtor agrees that, because of the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the “Securities Act”), or any other Laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its Rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such
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Collateral were either offered to a larger number of potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that any such private sale made under this Paragraph 7(d) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Laws.
     (ii) Secured Party is authorized, in connection with any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable Law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Secured Party shall have the Right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely free from any claim or Right of Debtor of whatsoever kind, including any equity or Right of redemption of Debtor. Debtor, to the extent permitted by applicable Law, hereby specifically waives all Rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.
     (iii) Debtor agrees that ten days’ written notice from Secured Party to Debtor of Secured Party’s intention to make any such public or private sale or sale at a broker’s board or on a securities exchange shall constitute reasonable notice under the UCC. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker’s board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.
     (iv) In case of any sale of all or any part of the Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein
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conferred upon it, may proceed by a suit or suits at Law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.
     (v) Without limiting the foregoing, or imposing upon Secured Party any obligations or duties not required by applicable Law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other Rights or remedies provided Secured Party hereunder or under applicable Law, Secured Party may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers’ receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process, (B) provide to prospective purchasers business and financial information regarding Debtor and its Subsidiaries available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with or without first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.
     (e) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts expended by Secured Party under Paragraph 8; and third, toward payment of the balance of the Obligations in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtor shall remain liable for any deficiency.
     (f) Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.
     8. OTHER RIGHTS OF SECURED PARTY.
     (a) Performance. If Debtor fails to keep the Collateral in good repair, working order, and condition, as required by the Loan Documents, or fails to pay when due all Taxes on any of the Collateral in the manner required by the Loan Documents, or fails to preserve the priority of the Security Interest in any of the Collateral, or fails to keep the Collateral insured as required by the Loan Documents, or otherwise fails to perform any of its obligations under the Loan
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Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, make such repairs, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and reasonable attorneys’ fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligations.
     (b) Collection. If an Event of Default exists and upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to the Pledged Securities and Partnership/Limited Liability Company Interests, payments on Collateral Notes, insurance proceeds payable by reason of loss or damage to any of the Collateral, or payments or distributions with respect to Deposit Accounts) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(f) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If an Event of Default exists, Secured Party shall have the Right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Security Agreement. If an Event of Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.
     (c) Intellectual Property. For purposes of enabling Secured Party to exercise its Rights and remedies under this Security Agreement and enabling Secured Party and its successors
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and assigns to enjoy the full benefits of the Collateral, Debtor hereby grants to Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Debtor) to use, license, or sublicense any of the Intellectual Property. Debtor shall provide Secured Party with reasonable access to all media in which any of the Intellectual Property may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns, and transferees of Secured Party. Upon the occurrence of an Event of Default, Secured Party may require that Debtor assign all of its Right, title, and interest in and to the Intellectual Property or any part thereof to Secured Party or such other Person as Secured Party may designate pursuant to documents satisfactory to Secured Party. If no Default or Event of Default exists, Debtor shall have the exclusive, non-transferable Right and license to use the Intellectual Property in the ordinary course of business and the exclusive Right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property for full and fair consideration.
     (d) Record Ownership of Securities. If an Event of Default exists, Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting Rights and powers which it is entitled to exercise under this Security Agreement or to receive the dividends and other distributions and payments in respect of such Collateral that is Pledged Securities or proceeds thereof which it is authorized to receive and retain under this Security Agreement.
     (e) Voting of Securities. As long as no Event of Default exists, Debtor is entitled to exercise all voting Rights pertaining to any Pledged Securities and Partnership/Limited Liability Company Interests; provided however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Secured Party which would (x) be inconsistent with or violate any provision of this Security Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral if such amendment, modification or waiver could reasonably be expected to have a Material Adverse Effect on the value of the Collateral or any part thereof; and provided further that Debtor shall give Secured Party at least five Business Days’ prior written notice in the form of an officers’ certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual Rights pertaining to the Collateral or any part thereof which might have a Material Adverse Effect on the value of the Collateral or any part thereof. If an Event of Default exists and if Secured Party elects to exercise such Right, the Right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is Pledged Securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations have been paid and performed in full.
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     (f) Certain Proceeds. Notwithstanding any contrary provision herein, any and all
     (i) dividends, interest, or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;
     (ii) dividends, interest, or other distributions hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;
     (iii) cash paid, payable, or otherwise distributed in redemption of, or in exchange for, any Collateral; and
     (iv) dividends, interest, or other distributions paid or payable in violation of the Loan Documents, shall be part of the Collateral hereunder, and shall if received by Debtor, in the case of items described in clause (f)(iii) above, be subject to the provisions of Section 2.03(b) of the Credit Agreement, and in the case of items described in clauses (f)(i), (ii) and (iv) above, shall be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party’s instructions) to be held subject to the terms of this Security Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party on and after the occurrence of an Event of Default (including, without limitation, insurance proceeds) may, at Secured Party’s option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody’s and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States or any agency thereof Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Event of Default exists.
     (g) Use and Operation of Collateral. Should any Collateral come into the possession of Secured Party, Secured Party may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other Rights held by Secured Party in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Secured Party, at Secured Party’s request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Secured Party in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Debtor to Secured Party upon demand
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and shall become part of the Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, and Secured Party shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, Secured Party shall have no duty to fix or preserve Rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what it may actually collect or receive thereon. The provisions of this subparagraph are applicable whether or not an Event of Default exists.
     (h) Cash Collateral Account. If an Event of Default exists and is continuing, Secured Party shall have, and Debtor hereby grants to Secured Party, the Right and authority to transfer all funds on deposit in the Deposit Accounts to a Cash Collateral Account (herein so called) maintained with a depository institution acceptable to Secured Party and subject to the exclusive direction, domain, and control of Secured Party, and no disbursements or withdrawals shall be permitted to be made by Debtor from such Cash Collateral Account. Such Cash Collateral Account shall be subject to the Security Interest and Liens in favor of Secured Party herein created, and Debtor hereby grants a security interest to Secured Party on behalf of Lenders in and to, such Cash Collateral Account and all checks, drafts, and other items ever received by Debtor for deposit therein. Furthermore, if an Event of Default exists, Secured Party shall have the Right, at any time in its discretion without notice to Debtor, (i) to transfer to or to register in the name of Secured Party or any Lender or nominee any certificates of deposit or deposit instruments constituting Deposit Accounts and shall have the Right to exchange such certificates or instruments representing Deposit Accounts for certificates or instruments of smaller or larger denominations and (ii) to take and apply against the Obligations any and all funds then or thereafter on deposit in the Cash Collateral Account or otherwise constituting Deposit Accounts.
     (i) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take after the occurrence and during the continuance of an Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and Right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and from time to time thereafter, without notice to or the consent of Debtor:
     (i) to transfer any and all funds on deposit in the Deposit Accounts to the Cash Collateral Account as set forth in herein;
     (ii) to receive, endorse, and collect any drafts or other instruments or documents in connection with clause (b) above and this clause (i);
     (iii) to use the Intellectual Property or to grant or issue any exclusive (if Debtor has exclusive rights to such Intellectual Property) or non-exclusive license under the Intellectual Property to anyone else, and to perform any act necessary for the Secured
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Party to assign, pledge, convey, or otherwise transfer title in or dispose of the Intellectual Property to any other Person;
     (iv) to demand, sue for, collect, or receive, in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;
     (v) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;
     (vi) to notify post office authorities to change the address for delivery of Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor; and
     (vii) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at Law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other Right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to endorse Debtor’s name on all applications, documents, papers, and instruments necessary or desirable in order for Secured Party to use or maintain any of the Intellectual Property; (K) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); (L) to execute on behalf of Debtor any financing statements or continuation statements with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all Rights included in the Collateral; and (M) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Parry’s option and Debtor’s expense, at any time, or from time to time,
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all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party’s security interest therein.
This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the Rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or Law. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its Security Interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.
     (j) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.
     (k) Subrogation. If any of the Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.
     (1) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others. Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, “Claims”), including, without limitation, court costs and attorneys’ fees, and any of the foregoing arising from the negligence of Secured Party or any Lender, or any of their respective officers, employees, agents, advisors, employees, or representatives, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof; provided however, that the indemnity set forth in this Paragraph 8(l) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.
     9. MISCELLANEOUS.
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     (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of Lenders to make Credit Extensions under the Loan Documents and the payment in full of the Obligations; and (ii) inure to the benefit of and be enforceable by Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (ii), Secured Party and Lenders may assign or otherwise transfer any of their respective Rights under this Security Agreement to any other Person in accordance with the terms and provisions of Section 10.07 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to Secured Party or Lenders, as the case may be. Upon payment in full of the Obligations, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.
     (b) Reference to Miscellaneous Provisions. This Security Agreement is one of the “Loan Documents” referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in Article X of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim.
     (c) Term; Release of Liens. Upon the later of (i) the termination of Lenders’ commitments to fund Borrowing under the Credit Agreement, and (ii) the full and final payment and performance of the Obligations, the Administrative Agent shall release the liens created by this Security Agreement in accordance with Section 10.01(d) of the Credit Agreement; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Security Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligations is received by such Obligor. At such time as the Liens created by this Security Agreement are to be released pursuant to this paragraph, Secured Party shall, at the request and expense of the Debtor following such termination, promptly deliver to the Debtor any Collateral held by the Secured Party hereunder, and promptly execute and deliver to such Debtor such documents and instruments as the Debtor shall reasonably request to evidence such termination and release as provided in the Credit Agreement. In addition, if any of the Collateral shall be sold, transferred, assigned or otherwise disposed of by the Debtor in a transaction permitted by the Credit Agreement, then the Secured Party, at the request and expense of the Debtor, shall promptly execute and deliver releases as provided in the Credit Agreement.
     (d) Actions Not Releases. The Security Interest and Debtor’s obligations and Secured Party’s Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the
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Obligations, either with or without notice to or consent of debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that except as expressly provided herein, neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else,
     (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party or any Lender may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all Rights of marshaling in respect of any and all of the Collateral.
     (f) Financing Statement; Authorization. Secured Party shall be entitled at any time to file this Security Agreement or a carbon, photographic, or other reproduction of this Security Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Security Agreement. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial or other financing statements and amendments thereto (without the requirement for Debtor’s signature thereon) that (i) indicate the Collateral (A) as “all assets of Debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the state or such jurisdiction or whether such assets are included in the Collateral hereunder, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Article 9 of the UCC of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Debtor is an organization, the type of organization, and any organization identification number issued to Debtor and, (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as-extracted collateral or timber to be cut, a sufficient
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description of real property to which the Collateral relates. Debtor agrees to furnish any such information to Secured Party promptly upon request.
     (g) Amendments. This Security Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.
     (h) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.
     (i) Parties Bound; Assignment. This Security Agreement shall be binding on Debtor and Debtor’s heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party’s successors and assigns.
     (i) Secured Party is the agent for each Lender under the Credit Agreement and each Affiliate of a Lender party to any Lender Hedging Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender and each such Affiliate, and Secured Party may, without the joinder of any Lender or any such Affiliate, exercise any and all Rights in favor of Secured Party or Lenders or any such Affiliates hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The Rights of each Lender or any such Affiliate vis-à-vis Secured Party and each other Lender or any such Affiliate may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor’s legal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.
     (ii) Debtor may not, without the prior written consent of Secured Party, assign any Rights, duties, or obligations hereunder.
     (j) Governing Law. The substantive laws of the State of Texas, except to the extent the laws of another jurisdiction govern the creation, perfection, validity, or enforcement of liens under this Security Agreement, and the applicable federal laws of the United States, shall govern the validity, construction, enforcement and interpretation of this security agreement and all of the other loan documents.
     (k) The provisions of Section 10.10 of the Credit Agreement are incorporated herein as if set forth herein.
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     (1) All notices given pursuant hereto shall be given in the manner set forth in the Credit Agreement, if to Secured Party, to the address of Secured Party therein set forth and if to Debtor, to the following address:
5075 Westheimer, Suite 890
Houston, Texas 77056
Attn: General Counsel
Facsimile: (713) 369-0555
Telephone: (713) 369-0550
     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of page Intentionally Blank
Signature Page to Follow.
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     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement to be duly executed and delivered by an officer duly authorized as of the date first above written.

ALLIS-CHALMERS ENERGY INC., a Delaware corporation
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer

Signature Page
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ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers Energy Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational
	Identification Number:	0035223

F.	Tax ID Number:	39-0126090

G.	Location of Books and Records:	5075 Westheimer
Suite 890
Houston, Texas 77056

H.	Location of Collateral:	5075 Westheimer
Suite 890
Houston, Texas 77056

I.	Location of Real Property:	N/A.

J.	Jurisdiction(s) for Filing
	Financing Statements:	Delaware

Fixture filings in the relevant counties in which the properties are located: None.
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ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares:

100% of the common stock of Allis-Chalmers Production Services, Inc.

100% of the common stock of Allis-Chalmers Rental Services, Inc.

100% of the common stock of Allis-Chalmers Tubular Services, Inc.

100% of the common stock of Oilquip Rentals, Inc.

100% of the common stock of Petro-Rentals, Inc.

100% of the common stock of Strata Directional Technology, Inc.

65% of the common stock of DLS Drilling Logistics and Services, Corp.

C.	Partnership/Limited Liability Company Interests:

100% of the membership interest in AirComp L.L.C. 100% of the membership interest Allis-Chalmers GP, LLC 100% of the membership interest Allis-Chalmers LP, LLC

D.	Agreements:
1.	Limited Liability Company Agreement of Allis-Chalmers GP, LLC dated December 28, 2005

2.	Limited Liability Company Agreement of Allis-Chalmers LP, LLC dated December 28, 2005
E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Allis-Chalmers Energy Inc.	Wells Fargo	4496856592
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Annex B-1 — Page 1

ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications.

				Previous
				Assignment
		Serial No./	Filing Date/	Real/Frame
Title	Country	Patent No.	Grant Date	(if any)
Method and Apparatus for the Disassembly of Drill Pipe	USA	6,148,924	November 21, 2000	009592/0120

Drilling Rig, Pipe and Support Apparatus	USA	6,349,764	February 26, 2002	011112/0144

Drill Pipe Handling Apparatus	USA	6,364,012	April 2, 2002	011112/0122

Method of Landing Items at a Well Location	USA	6,378,614	April 30, 2002	011108/0312

Method of Landing Items at a Well Location	USA	6,644,413	November 11, 2003	012675/0941

Apparatus for, and Method of, Landing Items at a Well Location	USA	7,025,147	April 11, 2006	014249/0389

Apparatus for, and Method of, Landing Items at a Well Location	USA	11/402,302	April 10, 2006

Pipe Handling Apparatus and Method of Landing Items at a Well Location	EPO	129506	April 12, 2006 *designated France, Germany and the United Kingdom
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Previous
Assignment
		Serial No./	Filing Date/	Real/Frame
Title	Country	Patent No.	Grant Date	(if any)
Drilling Rig, Pipe and Support Apparatus, Pipe Handling Apparatus and Method of Landing Items at a Well Location	Canada	2,410,574

Drilling Rig, Pipe and Support Apparatus, Pipe Handling Apparatus and Method of Landing Items at a Well Location	Mexico	PA/a/2002011876
3.	Registered Trademarks and Trademark Applications. None.
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Annex B-2 — Page 2

ANNEX C TO SECURITY AGREEMENT
DEPOSIT ACCOUNT CONTROL AGREEMENT
                                         , 20__

Ladies and Gentlemen:
This letter is to notify you (the “Depository Bank”) that, pursuant to that certain Amended and Restated Pledge and Security Agreement dated as of                     , 200___ (as amended, modified, supplemented, or restated from time to time, the “Security Agreement”),                                          , a company organized under the laws of                      (the “Pledgor”), has granted to Royal Bank of Canada as Administrative Agent and Collateral Agent (“Pledgee”) a first priority security interest in and lien upon, (a) Account No.                      (the “Account”) maintained by Pledgor with you, (b) any extensions or renewals of the Account if the Account is one which may be extended or renewed, and (c) all of Pledgor’s right, title, and interest (whether now existing or hereafter created or arising) in and to the Account, all sums from time to time on deposit therein, credited thereto, or payable thereon, all instruments, documents, certificates, and other writings evidencing the Account, and any and all proceeds of any thereof (the items described in clauses (a), (b) and (c) being herein collectively called the “Collateral”),
In connection therewith, the parties hereto agree (which agreement by Pledgor will be construed as instructions to the Depository Bank):
1.	The Depository Bank is instructed to register the pledge on its books and hold the Collateral in a pledged status account.
2.	The Depository Bank is instructed to deliver to Pledgee copies of monthly statements on the account(s) identified below:

3.	The Account will be styled:
4.	All dividends, interest, gains, and other profits on the Collateral will be reported in the name and tax identification number of Pledgor.
5.	If so notified by Pledgee, the Depository Bank will not, without the prior written consent of Pledgee, allow any of the Collateral or any interest therein to be sold, transferred, or withdrawn by or for the benefit of Pledgor.
6.	This letter agreement gives Pledgee “control” of the Account and the Collateral. The Depository Bank agrees to comply with any order or instruction from Pledgee as to the withdrawal or disposition of any funds from time to time credited to the Account, or as to any other matters relating to the Collateral, without the further consent of Pledgor. The Depository Bank shall be
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fully entitled to rely upon such instructions from Pledgee even if such instructions are contrary to any instructions or demands that Pledgor may give to the Depository Bank.
7.	Pledgee agrees to indemnify and hold the Depository Bank, its officers and employees, harmless from and against any and all claims, causes of action, liabilities, lawsuits, demands, and/or damages, including, without limitation any and all costs, including court costs and reasonable attorneys’ fees, that may arise or result from the Depository Bank complying with the instructions and orders of Pledgee given in connection with Pledgee’s exercise of its control over and secured rights in the Account and the Collateral except to the extent that such claims, causes of action, liabilities, lawsuits, demands, and/or damages are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Depository Bank.
8.	Pledgor agrees to indemnify and hold the Depository Bank, its officers and employees, harmless from and against any and all claims, causes of action, liabilities, lawsuits, demands, and/or damages, including, without limitation, any and all costs, including court costs and reasonable attorneys’ fees, that may arise or result from the Depository Bank entering into and performing its obligations under this letter agreement except to the extent that such claims, causes of action, liabilities, lawsuits, demands, and/or damages are found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Depository Bank.
9.	The Depository Bank represents that it has not received notice regarding any lien, encumbrance, or other claim to the Account or the Collateral from any person other than pursuant to this letter agreement and has not entered into another agreement with any other party to act on such party’s instructions with respect to the Account. The Depository Bank further agrees not to enter into any such agreement with any other party.
10.	The Depository Bank subordinates’ to the security interest of Pledgee any right of recoupment or set-off, or to assert any security interest or other lien, that it may at any time have against or in any of the Collateral on account of any credit or other obligations owed to the Depository Bank by Pledgor or any other person. The Depository Bank may, however, from time to time debit the Account for any of its customary charges in maintaining the Account or for reimbursement for the reversal of any provisional credits granted by the Depository Bank to the Account, to the extent, in each case, that Pledgor has not separately paid or reimbursed Depository Bank therefor.
11.	To the extent a conflict exists between the terms of this letter agreement and any account agreement between Pledgor and the Depository Bank, the terms of this letter agreement will control.
12.	The terms of this letter agreement will in no way be modified except by a writing signed by all parties hereto.
13.	Each of the parties executing this letter agreement represents that he has the proper authority to execute this letter agreement.
[Remainder of page intentionally blank. Signature page follows.]
Allis-Chalmers Energy
Amended & Restated Pledge
and Security Agreement
Annex C — Page 2

     IN WITNESS WHEREOF, Pledgor and Pledgee have agreed to the terms of this letter agreement as of the date first indicated above.
Pledgor:
[NAME OF ENTITY]

By:

Name:

Title:

Pledgee:

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:

Name:

Title:

Acknowledged and Agreed on                                          , 200_:

Depository Bank:

[NAME OF ENTITY]

By:

Name:

Title:

Allis-Chalmers Energy
Amended & Restated Pledge
and Security Agreement
Annex C — Page 3

ANNEX D TO SECURITY AGREEMENT
ACKNOWLEDGMENT OF PLEDGE
PARTNERSHIP/LIMITED LIABILITY COMPANY:
INTEREST OWNER:
     BY THIS ACKNOWLEDGMENT OF PLEDGE, dated as of                                          , 200_,                                                               (the “Partnership/Limited Liability Company”) hereby acknowledges the pledge in favor of Royal Bank of Canada (“Pledgee”), in its capacity as Administrative Agent and Collateral Agent for certain Lenders and as Secured Party under that certain Amended and Restated Pledge and Security Agreement dated as of                     , 200___ (as amended, modified, supplemented, or restated from time to time, the “Security Agreement”; capitalized terms used but not defined herein having the meanings given them in the Security Agreement), against, and a security interest in favor of Pledgee in, all Rights of                                          (the “Interest Owner”) in connection with any partnership/limited liability company interest in the Partnership/Limited Liability Company now and hereafter owned by the Interest Owner (“Partnership/Limited Liability Company Interest”).
     A. Pledge Records. The Partnership/Limited Liability Company has identified Pledgee’s interest in all of the Interest Owner’s Right, title, and interest in and to all of the Interest Owner’s Partnership/Limited Liability Company Interest as subject to a pledge and security interest in favor of Pledgee in the Partnership/Limited Liability Company Records.
     B. Partnership/Limited Liability Company Distributions, Accounts, and Correspondence. The Partnership/Limited Liability Company hereby acknowledges that (i) all proceeds, distributions, and other amounts payable to the Interest Owner, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership/Limited Liability Company shall be paid and remitted to the Pledgee upon demand, (ii) all funds in deposit accounts shall be held for the benefit of Pledgee, and (iii) all future correspondence, accountings of distributions, and tax returns of the Partnership/Limited Liability Company shall be provided to the Pledgee. The Partnership/Limited Liability Company acknowledges and accepts such direction and hereby agrees that it shall, upon the written demand by the Administrative Agent, pay directly to the Administrative Agent at its offices at Royal Bank Plaza, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario, M5J 2W7 Canada any and all distributions, income, and cash flow arising from the Partnership/Limited Liability Company Interests whether payable in cash, property or otherwise, subject to and in accordance with the terms and conditions of the Partnership/Limited Liability Company Agreement. The Pledgee may from time to time notify the Partnership/Limited Liability Company of any change of address to which such amounts are to be paid.
Remainder of Page Intentionally Blank.
Signature Page to Follow.
Allis-Chalmers Energy
Amended & Restated Pledge
and Security Agreement
Annex D — Page 1

     EXECUTED as of the date first stated in this Acknowledgment of Pledge.

By:

Name:

Title:

[PARTNERSHIP/LIMITED LIABILITY COMPANY]

By:

By:

Name:

Title:

Allis-Chalmers Energy
Amended & Restated Pledge
and Security Agreement
Annex D — Page 2

ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
1.	Indenture among the Debtor, its Subsidiaries party thereto and Wells Fargo Bank, N.A., as trustee, dated January 18, 2006 pursuant to which the 9.0% senior notes due 2014 of the Debtor were issued
2.	Indenture among the Debtor, its Subsidiaries party thereto and Wells Fargo Bank, N.A., as trustee, dated January 29, 2007 pursuant to the 8.5% senior notes due 2017 of the Debtor were issued
3.	Stock Purchase Agreement among Bridas International Holdings Ltd., Bridas Central Company, Ltd., Associated Petroleum Investors Limited and Debtor
4.	Strategic Agreement with Pan American Energy (pursuant to which a majority of DLS’ revenues are received)
Annex E — Page 1

SCHEDULE TO EXHIBIT 10.3
The agreements listed below have been omitted pursuant to Instruction 2 to Item 601 of Regulation S-K.
1.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by AIRCOMP L.L.C., a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

2.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers GP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

3.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers LP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

4.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Management, LP, a Delaware limited partnership, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

5.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Production Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

6.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Rental Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

7.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Tubular Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

8.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Mountain Compressed Air, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

9.	Pledge and Security Agreement, dated as of April 26, 2007, by Petro-Rentals, Inc., a Louisiana corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

10.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by OilQuip Rentals, Inc., a Delaware corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

11.	Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Strata Directional Technology, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.

Schedule 10.3 - Page 1

Material details in which the agreements listed above differ from the agreement filed herewith are as follows:
1. The following language is contained in all of the above listed agreements at the end of Section 6(a):
“(INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 10.05 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTIONS 10.16 AND 10. 17 OF THE CREDIT AGREEMENT.”
2. Annexes A, B-1, B-2 and E for each of the above listed agreements are set forth below:

Schedule 10.3 - Page 2

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by AIRCOMP L.L.C., a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	AirComp L.L.C.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	limited liability company

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational
	Identification Number:	3657139

F.	Tax ID Number:	01-0784140

G.	Location of Books and Records:	1034 Regional Park Drive, Houston, TX 77060

H.	Location of Collateral:	1034 Regional Park Drive, Houston, TX 77060

1200 17th Street, Suite 1000, Denver, CO 80202

1215 Mission Avenue, Farmington, NM 87401

702 Railroad Avenue, Fort Stockton, TX 79735

2896 I-70 Business Loop, Grand Junction, CO 81501

1205 Highway 2 North, Wilburton, OK 74548

1400 Commerce Drive, Carlsbad, NM 88220

4202 Old Christoval Road, San Angelo, TX 76903

1169 Hwy 227 South
Sonora, Texas 76950

5509 Old Grandbury Road
Grandbury, Texas 76049

I.	Location of Real Property:	N/A.

J.	Jurisdiction(s) for Filing
	Financing Statements:	Delaware

Fixture filings in the relevant counties in which the properties are located: None.

Schedule 10.3 - Page 3

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by AIRCOMP L.L.C., a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: None.

D.	Agreements: None.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

AirComp LLC	Wells Fargo	4945074375

Schedule 10.3 - Page 4

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by AIRCOMP L.L.C., a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 5

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by AIRCOMP L.L.C., a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE

Schedule 10.3 - Page 6

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers GP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers GP, LLC

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	limited liability company

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational
	Identification Number:	4085493

F.	Tax ID Number:	20-4002547

G.	Location of Books and Records:	5075 Westheimer, Suite 890, Houston, TX 77056

H.	Location of Collateral:	5075 Westheimer, Suite 890, Houston, TX 77056

I.	Location of Real Property:	None.

J.	Jurisdiction(s) for Filing
	Financing Statements:	Delaware

Fixture filings in the relevant counties
	in which the properties are located:	N/A

Schedule 10.3 - Page 7

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers GP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: NONE.

B.	Pledged Shares: NONE.

C.	Partnership/Limited Liability Company Interests:

100% of the general partnership interest in Allis-Chalmers Management, LP, a Texas limited partnership

D.	Agreements:

Agreement of Limited Partnership of Allis-Chalmers Management, LP dated December 28, 2005.

E.	Commercial Tort Claims: NONE.

F.	Deposit Accounts (including name of bank address and account number): NONE.

Schedule 10.3 - Page 8

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers GP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. NONE.

2.	Issued Patents and Patent Applications. NONE.

3.	Registered Trademarks and Trademark Applications. NONE.

Schedule 10.3 - Page 9

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers GP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE.

Schedule 10.3 - Page 10

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers LP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers LP, LLC

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	limited liability company

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational
	Identification Number:	4085497

F.	Tax ID Number:	20-4002534

G.	Location of Books and Records:	5075 Westheimer, Suite 890, Houston, TX 77056

H.	Location of Collateral:	5075 Westheimer, Suite 890, Houston, Texas 77056

I.	Location of Real Property:	None.

J.	Jurisdiction(s) for Filing
	Financing Statements:	Delaware

Fixture filings in the relevant counties
	in which the properties are located:	N/A.

Schedule 10.3 - Page 11

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers LP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: NONE.

B.	Pledged Shares: NONE.

C.	Partnership/Limited Liability Company Interests:

100% of the limited partnership interest in Allis-Chalmers Management, LP, a Texas limited partnership

D.	Agreements:

Agreement of Limited Partnership of Allis-Chalmers Management, LP dated December 28, 2005.

E.	Commercial Tort Claims: NONE.

F.	Deposit Accounts (including name of bank address and account number): NONE.

Schedule 10.3 - Page 12

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers LP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. NONE.

2.	Issued Patents and Patent Applications. NONE.

3.	Registered Trademarks and Trademark Applications. NONE.

Schedule 10.3 - Page 13

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers LP, LLC, a Delaware limited liability company, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE.

Schedule 10.3 - Page 14

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Management, LP, a Delaware limited partnership, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers Management, LP

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	limited partnership

D.	Jurisdiction of Organization:	Texas

E.	State Issued Organizational
	Identification Number:	800591175

F.	Tax ID Number:	20-4002561

G.	Location of Books and Records:	5075 Westheimer, Suite 890, Houston, TX 77056

H.	Location of Collateral:	5075 Westheimer, Suite 890, Houston, TX 77056

I.	Location of Real Property:	None.

J.	Jurisdiction(s) for Filing Financing
	Statements:	Texas

Fixture filings in the relevant counties
	in which the properties are located:	None.

Schedule 10.3 - Page 15

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Management, LP, a Delaware limited partnership, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: NONE.

B.	Pledged Shares: NONE.

C.	Partnership/Limited Liability Company Interests: NONE.

D.	Agreements: NONE.

E.	Commercial Tort Claims: NONE.

F.	Deposit Accounts (including name of bank address and account number).

Depositor’s Name	Depository Bank	Account No.

Allis-Chalmers Management, LP	Wells Fargo Bank, National	4121243190
	Association
	1000 Louisiana Street
	9th Floor
	Houston, Texas 77002

Schedule 10.3 - Page 16

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Management, LP, a Delaware limited partnership, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. NONE.

2.	Issued Patents and Patent Applications. NONE.

3.	Registered Trademarks and Trademark Applications. NONE.

Schedule 10.3 - Page 17

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Management, LP, a Delaware limited partnership, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
None.

Schedule 10.3 - Page 18

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Production Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers Production Services, Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Texas

E.	State Issued Organizational
	Identification Number:	800000213

F.	Tax ID Number:	75-2956148

G.	Location of Books and Records:	301 Cargill Road
Kilgore, Texas 75662

H.	Location of Collateral:	301 Cargill Road
Kilgore, Texas 75663

6997 Highway 42 North
Suite 4D
Kilgore, Texas 75662

1800 South Midkiff
Midland, Texas 79706

1110 CR 202
Carthage, Texas 75663

1112 FM 517
Alvin, Texas 77512

322 Omaha
Corpus Christi, TX 78408

5997 Hwy. 80
Arcadia, Louisiana 71001

1933 Hwy. 89
Broussard, Louisiana 70518

RR2 Box 27
Cordell, Oklahoma 73632

2134 Bayou Blue Rd.

Schedule 10.3 - Page 19

Houma, Louisiana 70364

Debtor has one capillary unit located in Mexico and
one capillary unit in the UAE, Sharjah.

I.	Location of Real Property:	1933 Hwy. 89
Broussard, Louisiana 70518

J.	Jurisdiction(s) for Filing

	Financing Statements:	Texas

Fixture filings in the relevant counties in which the properties are located: None.

Schedule 10.3 - Page 20

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Production Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares:

100 shares of the common stock of Petro-Rentals, Incorporated

C.	Partnership/Limited Liability Company Interests: None.

D.	Agreements: None.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Allis-Chalmers Production Systems, Inc. Wells Fargo 4121095426 Previously Downhole Injection Systems account

Schedule 10.3 - Page 21

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Production Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 22

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Production Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE

Schedule 10.3 - Page 23

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Rental Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers Rental Services, Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Texas

E.	State Issued Organizational
	Identification Number:	46281400

F.	Tax ID Number:	74-2005637

G.	Location of Books and Records:	21131 Hardy
Houston, Texas 77073

H.	Location of Collateral:	16740 Hardy Road
Houston, Texas 77037

1235 Evangelene Throughway
Broussard, Louisiana 70518

1401 Westgate Road
Highway 93
Lafayette, Louisiana 7050-1821

208 Bon Crest Avenue
Broussard, Louisiana 70518

I.	Location of Real Property:	N/A

J.	Jurisdiction(s) for Filing
	Financing Statements:	Texas.

Fixture filings in the relevant counties in which the properties are located: None.

Schedule 10.3 - Page 24

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Rental Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: None.

D.	Agreements: None.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Allis-Chalmers Rental Services, Inc. Wells Fargo 529962680

Allis-Chalmers Rental Services, Inc. Wells Fargo 4121126528 (former Delta Rentals account)

Schedule 10.3 - Page 25

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Rental Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 26

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Rental Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE.

Schedule 10.3 - Page 27

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Tubular Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Allis-Chalmers Tubular Service, Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Texas

E.	State Issued Organizational
	Identification Number:	588803300

F.	Tax ID Number:	74-2212869

G.	Location of Books and Records:	212 Flat road
Corpus Christi, Texas 78405

H.	Location of Collateral:	5205 West University Drive
Edinburg, Texas 78540

1907 Hwy. 182
Houma, Louisiana 70364

2 Mile North Highway 81
Pearsall, Texas 78061

212 Flat Road
Corpus Christi, Texas 78405

1530 St. Etienne Road
Broussard, Louisiana 70518

3000 Hwy. 42 North
Kilgore, Texas 75663

In addition, Debtor has approximately $15M of fair
market value equipment located in Mexico under lease
to Maytep.

I.	Location of Real Property:	5205 West University Drive
Edinburg, Texas 78540

J.	Jurisdiction(s) for Filing
	Financing Statements:	Texas

Fixture filings in the relevant counties in which the properties are located: Hidalgo County, TX.

Schedule 10.3 - Page 28

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Tubular Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: None.

D.	Agreements: Maytep Lease Agreement.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Allis-Chalmers Tubular Services, Inc. Wells Fargo 4171374481

Allis-Chalmers Tubular Services, Inc. Bank One, n/k/a 7001412195

(former Rogers Oil Tool Services, JPMorgan Chase Bank, N.A.

Inc. account)

Schedule 10.3 - Page 29

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Tubular Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 30

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Allis-Chalmers Tubular Services, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
1.	Lease Agreement between Jens’ Oil Field Service, Inc. and Materiales y Equipo Petroleo, S.A. de C.V.

Schedule 10.3 - Page 31

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Mountain Compressed Air, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Mountain Compressed Air, Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Texas

E.	State Issued Organizational
	Identification Number:	161385000

F.	Tax ID Number:	51-0006522

G.	Location of Books and Records:	5075 Westheimer
Suite 890
Houston, Texas 77056

H.	Location of Collateral:	N/A

I.	Location of Real Property:	N/A

J.	Jurisdiction(s) for Filing
	Financing Statements:	Texas

Fixture filings in the relevant counties in which the properties are located: None.

Schedule 10.3 - Page 32

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Mountain Compressed Air, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: Owns 100% of AirComp limited liability company interests.

D.	Agreements: None

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number). None.

Schedule 10.3 - Page 33

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Mountain Compressed Air, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 34

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Mountain Compressed Air, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
1.	Business Venture Agreement dated June 27, 2003 by and between Mountain Compressed Air, Inc. and M-I L.L.C.

Schedule 10.3 - Page 35

Pledge and Security Agreement, dated as of April 26, 2007, by Petro-Rentals, Inc., a Louisiana corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Petro-Rentals, Incorporated

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Louisiana

E.	State Issued Organizational
	Identification Number:	0009787906

F.	Tax ID Number:	72-1121087

G.	Location of Books and Records:	5075 Westheimer, Suite 890, Houston, TX 77056

H.	Location of Collateral:	1112 FM 517
Alvin, Texas 77512

1933 Hwy. 89
Broussard, Louisiana 70518

I.	Location of Real Property:	None

J.	Jurisdiction(s) for Filing
	Financing Statements:	Louisiana.

Fixture filings in the relevant counties
	in which the properties are located:	None

Schedule 10.3 - Page 36

Pledge and Security Agreement, dated as of April 26, 2007, by Petro-Rentals, Inc., a Louisiana corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: None

D.	Agreements: None.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Depositor’s Name Depository Bank Account No.

Petro-Rentals, Incorporated

Schedule 10.3 - Page 37

Pledge and Security Agreement, dated as of April 26, 2007, by Petro-Rentals, Inc., a Louisiana corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 38

Pledge and Security Agreement, dated as of April 26, 2007, by Petro-Rentals, Inc., a Louisiana corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE

Schedule 10.3 - Page 39

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by OilQuip Rentals, Inc., a Delaware corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Oilquip Rentals Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Delaware

E.	State Issued Organizational
	Identification Number:	3170954

F.	Tax ID Number:	76-0632145

G.	Location of Books and Records:	5075 Westheimer
Suite 890
Houston, Texas 77056

H.	Location of Collateral:	N/A

I.	Location of Real Property:	N/A

J.	Jurisdiction(s) for Filing
	Financing Statements:	Delaware.

Fixture filings in the relevant counties in which the properties are located: None.

Schedule 10.3 - Page 40

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by OilQuip Rentals, Inc., a Delaware corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares:

OilQuip owns 8,030,000 shares of common stock of Mountain Compressed Air, Inc. (“MCA”). There is a warrant issued to Houlihan, Lokey, Howard & Zukin Inc. for 620,000 shares of common stock of MCA at a purchase price of $.01 per share.

C.	Partnership/Limited Liability Company Interests: None.

D.	Agreements: None.

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

None.

Schedule 10.3 - Page 41

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by OilQuip Rentals, Inc., a Delaware corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 42

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by OilQuip Rentals, Inc., a Delaware corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE

Schedule 10.3 - Page 43

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Strata Directional Technology, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX A TO SECURITY AGREEMENT
DEBTOR INFORMATION AND LOCATION OF COLLATERAL

A.	Exact Legal Name of Debtor:	Strata Directional Technology, Inc.

B.	Mailing Address of Debtor:	5075 Westheimer
Suite 890
Houston, Texas 77056

C.	Type of Entity:	corporation

D.	Jurisdiction of Organization:	Texas

E.	State Issued Organizational
	Identification Number:	138384700

F.	Tax ID Number:	76-0490913

G.	Location of Books and Records:	1034 Regional Park Drive
Houston, Texas 77060

H.	Location of Collateral:	1034 Regional Park Drive
Houston, Texas 77060

1125 Regional Park Drive
Houston, Texas 77060

100 Asma Blvd.
Suite 203
Lafayette, Louisiana 70508

500 N. Water St.
South Tower , Suite 404
Corpus Christi, Texas

8601 N.W. Expressway
Suite 714W
Oklahoma City. Oklahoma 73112

I.	Location of Real Property:	None.

J.	Jurisdiction(s) for Filing
	Financing Statements:	Texas

Fixture filings in the relevant counties in which the properties are located: None.

Schedule 10.3 - Page 44

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Strata Directional Technology, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security: None.

B.	Pledged Shares: None.

C.	Partnership/Limited Liability Company Interests: None.

D.	Agreements: None

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Strata Wells Fargo 4588527473

Schedule 10.3 - Page 45

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Strata Directional Technology, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX B-2 TO SECURITY AGREEMENT
INTELLECTUAL PROPERTY
1.	Registered Copyrights and Copyright Applications. None.

2.	Issued Patents and Patent Applications. None.

3.	Registered Trademarks and Trademark Applications. None.

Schedule 10.3 - Page 46

Amended and Restated Pledge and Security Agreement, dated as of April 26, 2007, by Strata Directional Technology, Inc., a Texas corporation, for the benefit of Royal Bank of Canada, as administrative agent and collateral agent for the lenders named thereto.
ANNEX E TO SECURITY AGREEMENT
MATERIAL AGREEMENTS
NONE.

Schedule 10.3 - Page 47